EXHIBIT 32.2

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Card Establishment, Inc (the "Company") on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Hugh Wain Swapp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to International Card Establishment, Inc. and will be retained by International Card Establishment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



DATE:  APRIL 17, 2006


/S/ HUGH WAIN SWAPP
---------------------------
    HUGH WAIN SWAPP
    CHIEF FINANCIAL OFFICER